UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2025

IMMUNOVANT, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-38906	83-2771572
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

320 West 37th Street
New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 580-3099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMVT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 24, 2025, Immunovant, Inc. (the “Company”) filed a prospectus supplement (“Prospectus Supplement”) to its effective shelf registration statement on Form S-3ASR (File No. 333-275419) filed with the Securities and Exchange Commission on November 9, 2023. The Company filed the Prospectus Supplement for the purpose of registering for resale up to 5,654,990 shares of the Company’s common stock, $0.0001 par value (the “Common Stock”), by the selling stockholders identified in the Prospectus Supplement (the “Selling Stockholders”). The Common Stock was acquired by the Selling Stockholders in the private placement financing described on the Company’s Current Report on Form 8-K dated January 13, 2025.

In connection with the filing of the Prospectus Supplement, the Company is filing an opinion of its counsel, Cooley LLP, regarding the legality of the Common Stock being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (contained in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOVANT, INC.

By:	/s/ Eva Renee Barnett
Eva Renee Barnett
Chief Financial Officer

Date: January 24, 2025